March 31, 2015

STRATEGIC FUNDS, INC.
- Dreyfus Conservative Allocation Fund
- Dreyfus Moderate Allocation Fund
- Dreyfus Growth Allocation Fund

Supplement to Summary and Statutory Prospectuses
dated January 1, 2015

The following information supersedes and replaces the information contained in the funds' summary prospectuses under the section entitled "Portfolio Management" and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Investment allocation decisions for the fund are made by Keith L. Stransky, CFA, Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. Mr. Stransky has been responsible for allocation decisions for the fund since its inception in October 2009. Mr. Stransky also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details –Management" in the statutory prospectus:

Investment allocation decisions for each fund are made by Keith L. Stransky, CFA, who has been responsible for allocation decisions for each fund since the fund's inception in October 2009. Mr. Stransky is the Chief Investment Officer (traditional) and Senior Portfolio Manager for EACM Advisors LLC, where he has been employed since 1983. He also has been employed by Dreyfus since 2007. Mr. Stransky provides allocation decisions for the funds in his capacity as an employee of Dreyfus.

AF-STK0315